SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 14, 2003

                          Berkshire Income Realty, Inc.
             (Exact Name of Registrant as Specified in its Charter)


    Maryland                             001-31659               32-0024337
(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)

One Beacon Street, Boston, Massachusetts                               02108
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (617) 523-7722

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)




















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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1 Berkshire Income Realty, Inc. press release dated August 14, 2003 for the quarter ended June 30, 2003.


Item 12. Results of Operations and Financial Condition

     On August 14, 2003, the Registrant issued a press release announcing its financial results for the second quarter of 2003. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

     This information, including the exhibits attached hereto, shall not be deemed "filed" for any ;purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. the information in this Current Report on form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as am3ended, or the Exchange Act regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Berkshire Income Realty, Inc.


                                           /s/ David C. Quade
                                           ------------------------------------
Date: August 18, 2003                      Name: David C. Quade
                                           Title:President and Chief Financial
                                                 Officer